UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2019

LeMaitre Vascular, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Item 1.01.    Entry into a Material Definitive Agreement.

On October 11, 2019, LeMaitre Vascular, Inc. (the “Company”) entered into an agreement (the “Asset Purchase Agreement”) for the purchase of the assets of the CardioCel, CardioCel 3D, CardioCel Neo, VascuCel, and VascuCel 3D biologic patch business (the ”Business”) of Admedus Ltd and certain of its subsidiaries (“Admedus”). Additionally, the Company entered into a license agreement (the “License Agreement”) with Admedus for the license of technology and intellectual property necessary to manufacture the products acquired and a transition services agreement with Admedus for the supply of the acquired products for up to three years. The Company consummated the acquisition and acquired the assets and the license on October 11, 2019 (the “Closing Date”) for cash consideration and contingent consideration. The cash consideration consists of: (1) $14,175,000 paid on the Closing Date, (2) $670,000 payable one year following the Closing Date and (3) $670,000 payable three years following the Closing Date. The contingent consideration consists of: (a) $2,000,000 payable following the Company’s receipt of Conformité Européenne mark certification for all acquired products under the European Medical Devices Regulation, (b) $2,500,000 if sales in the first 12-month period following the Closing Date exceed $20,000,000 or $1,200,000 if sales in that period exceed $15,000,000 but do not exceed $20,000,000, (c) $2,500,000 if sales in the second 12-month period following the Closing Date exceed $30,000,000 or $1,200,000 if sales in that second period exceed $22,500,000 but do not exceed $30,000,000, (d) $500,000 if by the first anniversary of the Closing Date Admedus completes all testing and documentation necessary to extend, and extends, the shelf-life of the products from 36 months to at least 60 months in the United States and delivers to the Company all such testing and documentation, and (e) $250,000 if by October 31, 2019 Admedus delivers to the Company specified financial statements and an auditor’s report. Assets acquired included tangible assets, intellectual property, registrations and approvals, inventory, data records, goodwill and certain other assets.

The Asset Purchase Agreement contains customary representations and warranties and covenants by each party. Additionally, Admedus has agreed not to engage in certain competitive activities with respect to the business sold and not to solicit certain employees of the Company, and the Company has agreed not to manufacture the products as an original equipment manufacturer for other medical device companies or to sell any of the products as a product that competes with a specified list of Admedus’s other products under development as of the Closing Date. The Company has also granted to Admedus a right of first refusal to buy back the Business if the Company receives a bona-fide offer from a third party to purchase the Business prior to December 31, 2020. This right of first refusal does not apply to any sale or change of control transaction of the Company. Both parties are obligated, subject to certain limitations, to indemnify the other under the Asset Purchase Agreement for certain customary and other specified matters, including breaches of representations and warranties, breaches of covenants and for certain liabilities and third-party claims.

The License Agreement restricts the Company’s use of the licensed technology and intellectual property to (a) the following exclusive fields: (i) patches for cardiac repair or replacement (excluding catheter-delivered repair or catheter-delivered replacement devices), (ii) conduits formed from flat patches for cardiac repair or replacement, and (iii) vascular repair or replacement; and (b) the following non-exclusive field: patches for surgical leaflet repair or replacement. Notwithstanding the foregoing, the Company may not use the licensed technology or intellectual property with its XenoSure product line. The licenses granted in the License Agreement are irrevocable, fully paid up, perpetual and non-terminable by Admedus. The License Agreement also contains rights of first refusal in favor of the Company in respect of (x) any rights to bovine carotid and jugular conduits processed with Admedus’s ADAPT platform technology for use as conduits in cardiac repair or replacement or vascular repair or replacement and (y) any rights to patches for surgical dura repair or replacement processed with Admedus’s ADAPT platform technology. The License Agreement contains customary representations and warranties and covenants by each party. Both parties are obligated, subject to certain limitations, to indemnify the other under the License Agreement for certain customary and other specified matters, including breaches of representations and warranties, breaches of covenants and for certain liabilities and third-party claims.

The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such document, which will be filed with the Company's Annual Report on Form 10-K for the year ending December 30, 2019.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the full text of such document, which will be filed with the Company's Annual Report on Form 10-K for the year ending December 30, 2019.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

No material relationship exists between the Company or its affiliates, on the one hand, and Admedus or its affiliates, on the other hand, other than in respect of the Asset Purchase Agreement and the other agreements and documents contemplated by the Asset Purchase Agreement.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The Company intends to file the financial statements required by Item 9.01(a), in accordance with Rule 3-05 of Regulation S-X, by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information

The Company intends to file the pro forma financial information required by Item 9.01(b) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit	Document Description
99.1	Press Release dated October 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: October 17, 2019	By	/s/ Joseph P. Pellegrino, Jr.
		Name:	Joseph P. Pellegrino, Jr.
		Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated October 13, 2019